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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W1)


                             ARGENT SECURITIES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-105957               77-0599834
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660


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                                       -2-

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 5, 2003, a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-W1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2003 (the "Agreement"), among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         On August 20, 2003 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $300,350,850 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated August 20, 2003, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. OTHER EVENTS


Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $971,937,266 as of August 1, 2003 and (ii) the Pre-Funding Account, which contained approximately $300,327,364.

         As more fully described above, on August 20, 2003, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of August 20, 2003, the end of the "Funding Period" (as defined in the Agreement).





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                                       -3-

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



EXHIBIT NO.         DESCRIPTION
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    4.2             Subsequent Transfer Instrument, dated as of August 20, 2003, between Argent Securities Inc. as seller and Deutsche Bank
                    National Trust Company, as trustee.

    99.1 Characteristics of the Mortgage Pool as of August 1, 2003, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-W1.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: August 26, 2003

                                          ARGENT SECURITIES INC.


                                          By: /s/ John P. Grazer
                                              --------------------------
                                          Name:   John P. Grazer
                                          Title:  CFO








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                                INDEX TO EXHIBITS



                                                                   Sequentially
Exhibit No.    Description                                        Numbered Page
-----------    -----------                                        -------------
    4.2        Subsequent Transfer Instrument

   99.1        Characteristics of the Mortgage Pool as of August
               1, 2003, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-
               W1










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                                   Exhibit 4.2
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                                [Filed By Paper]